Exhibit 99.2

Solo Announcement November 2019

Disclosures

Forward-Looking Statements

This Presentation includes “forward-looking statements” regarding Akerna Corp. ("Akerna") and its wholly-owned subsidiary MJ Freeway LLC ("MJF" and, together with Akerna, the "Company"), its financial condition and results of operations that reflect the Company’s current views and information currently available. This information is, where applicable, based on estimates, assumptions and analysis that MJF believes, as of the date hereof, provide a reasonable basis for the information contained herein. Forward-looking statements can generally be identified by the use of forward-looking words such as “may”, “will”, “would”, “could”, “expect”, “intend”, “plan”, “aim”, “estimate”, “target”, “anticipate”, “believe”, “continue”, “objectives”, “outlook”, “guidance” or other similar words, and include statements regarding MJF’s plans, strategies, objectives, targets and expected financial performance. These forward-looking statements involve known and unknown risks, uncertainties and other factors, many of which are outside the control of MJF and Akerna and their respective officers, employees, agents or associates. Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those vary from forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. Potential investors are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information, cost savings, synergies and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond the control of MJF, Akerna and their respective officers, employees, agents or associates. All information herein speaks only as of (1) the date hereof, in the case of information about MJF and Akerna, or (2) the date of such information, in the case of information from persons other than MJF and Akerna. None of MJF and Akerna undertake any duty to update or revise the information contained herein. Forecasts and estimates regarding MJF’s industry and markets are based on sources that are believed to be reliable or in compliance with an available exemption from the registration requirements of such act. However, there can be no assurance these forecasts and estimates will prove accurate in whole or in part.

No Offer or Solicitation

This announcement is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended or in compliance with an available exemption from the registration requirements of such act.

Industry and Market Data

The information contained herein also includes information provided by third parties, such as market research firms. None of MJF, Akerna and their respective affiliates and any third parties that provide information to MJF or Akerna, such as market research firms, guarantee the accuracy, completeness, timeliness or availability of any information. None of MJF, Akerna and their respective affiliates and any third parties that provide information to MJF, Akerna, such as market research firms, are responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content. None of MJF, Akerna and their respective affiliates give any express or implied warranties, including, but not limited to, any warranties of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs expenses, legal fees or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein.

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Every trust mark is unique & non - repeating TM copyright on “quasar” graphic Protected by 2 US Patents Hidden variations in the graphic is the code, a unique fingerprint Customizable colors make it brand - friendly Seamlessly printed directly onto packaging unit 3 Akerna’s majority investment in solo is another step in our commitment to creating the pre - eminent global technology platform, addressing the entire supply chain and its regulatory bodies through accountability and transparency trust • transparency • security IS THIS VAPE SAFE? WITH MJ PLATFORM AND SOLO*CODE, YOU DON’T HAVE TO WONDER. Technology from MJ Platform and solo*sciences gives brands, retailers, and regulators a solution for increased consumer transparency and safety. Counterfeit products harm consumers and the legal cannabis industry. Akerna has the solution

• Directly links a proprietary mark with a mobile app to create a closed loop authentication system • Enables traceability in the supply chain and allows consumers to determine if a product is real or fake • Provides consumers with detailed product information and promotes loyalty for brands and manufacturers solo is a leader in the anti - counterfeiting and consumer engagement market Key Synergies & Benefits • MJ Platform and solo*CODE network effects drive greater brand adoption and stickiness • With solo, Akerna extends its reach to the consumer, accessing a large TAM • The solo*app puts the power of authentication in the hands of the consumer • Akerna and solo have already won a joint contract with the state of Utah • Authentication with the solo*TAG was a critical differentiator • Utah mandates the use of both technologies for their closed loop program • The Akerna/solo government solution is bidding for US state and foreign country contracts • Akerna + solo = a more transparent cannabis supply chain Strategic Fit +

Overview Business Segments • Provides a customizable consumer - facing mark that is readable by a mobile app • Help confirm product authenticity, enable licensing enforcement and empower sale - to - self data collection • TM copyright protected by 2 U.S. Patents (Encoded TM ) • Unique non - user facing digital fingerprint for each plant and inventory item, enabling a seed - to - sale - to - self tracking system in the supply chain with a lower cost burden for compliance Deal Terms Solo* Monetization • Charge per each finished package with the solo*CODE printed; pricing based on volume commitments • Charge for each solo*TAG label, including multi - year contracts with governments • Provide sale - to - self TM data analytics services • Monthly / annual fee per user for consumer loyalty systems Data Services • Customize apps or provide API access to system • Supply chain integration and other digital applications Custom App Build 5 • solo shareholders receive 1.95 million Akerna shares priced at $8.00 per share, based on KERN price at signing of LOI • Akerna invests cash for w/c and team expansion • Akerna has a 12 - month option to acquire remaining minority stake • Expecting standalone cash - flow positive in year 2 Akerna is acquiring an 80% controlling stake in solo for cash and stock “Knowing what Akerna and solo can do together, I’m thrilled to commit 100% of our equity and be a long - term shareholder in the combined company. We’re making a commitment to build substantial shareholder value and we are only beginning to scratch the surface.” -- Ashesh (Alex) Shah, CEO, solo sciences Akerna – 85% Solo 15% Pro Forma Ownership of Akerna

Ashesh C Shah (Alex) FOUNDER & CEO • 20 years in leadership roles in large (IBM, Razorfish) and emerging technology companies • High profile exits include Good & Co., Black Duck Software ($565 million), Draft.com, RevolutionWear • Managed a private equity portfolio of over $1.0B with returns in excess of 25% • Currently Chairman of the Board at Green Table, Special Adviser to CEO of Eaze, previously Harvard Medical Advanced Research Board and Presidential Taskforce with CIA • Authored 9 patents including in consumer loyalty, couponing, and payment technology • BA Williams College Political Economy and Pre - med Katie Flannery CO - FOUNDER & HEAD OF PARTNERSHIPS • 8 years of sales startup experience building out several multimillion - dollar revenue streams from scratch (SThree Americas, Scout) • Consultant to FDA - regulated life sciences companies such as Stryker, Phillips Healthcare, Medtronic, Astellas, and Hospira/Pfizer in areas such as quality assurance, R&D, engineering, and manufacturing operations • BS Indiana University Neuroscience and Pre - med Palle Pedersen FOUNDING INVESTOR, CHIEF TECHNOLOGY OFFICER • Co - founder/Investor/CTO of 9 successful exits including Good & Co., Black Duck Software ($565 million), Draft ($48 million) • Authored 10+ patents in cryptography, Big Data and organization processing, internet and image processing • Worked on record - breaking image processing technology with MIT Lincoln Labs • Created multiple world record benchmarks for large scale computing at Thinking Machines Corp. • Entrepreneur since the age of 12 running an electronics repair shop Executives 6

Applications 7 Enables a seed - to - sale - to - self tracking system in the supply chain • For each plant, batch & inventory item • Cheaper than RFID/QR • Secure (closed loop) • Easy to implement A consumer - facing mark readable by a mobile app • Confirms product authenticity • Enables licensing enforcement • Access to product insight • Empowers sale - to - self data collection • Printed directly onto packaging + the solo* 360º solution Mobile - first design means solo*CODE can only be decoded by our app

Extending Supply Chain Transparency 8 Transparency and accountability full supply chain, now extending to consumers with the integration of solo*CODE solo*CODE (a unique graphic ID or “fingerprint” for each package) is integrated into ready - for - sale products, scanned via a consumer mobile app, validating product authenticity and providing accurate information about the product’s life - cycle solo* mobile - first, patented tech platform leverages the power of today’s mobile devices by allowing the solo* app to scan the proprietary solo*CODE graphic mark to create a cryptographically secure closed - loop authentication system Real - time data to cannabis cultivators, infused product producers, dispensaries and collectives; tightly integrated with solo*TAG More transparency and accountabilit y with Leaf Data’s closed - loop between governments and licensees improves security Less cost to licensees through solo science’s solo*TAG, eliminates the need for expensive technologies like holograms and RFID Mobile capabilities with solo*TAG, Leaf Data is now the first mobile - enabled, seed - to - sale government traceability platform for cannabis businesses and regulatory bodies For Operators For Governments